UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under § 240.14a-12

CEA INDUSTRIES INC.
(Name of Registrant as Specified In Its Charter)

YZILABS MANAGEMENT LTD. CHANGPENG ZHAO MAX S. BAUCUS DAVID J. CHAPMAN TERESA MARIE GOODY GUILLÉN JIAJIN “JANE” HE ALEX ODAGIU MATTHEW ROSZAK LING “ELLA” ZHANG
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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YZILabs Management Ltd. (“YZi Labs Management”), together with the other participants named herein, has filed a preliminary consent statement and an accompanying WHITE consent card with the Securities and Exchange Commission (the “SEC”) to be used to solicit stockholder written consents to, among other things, expand the size of the Board of Directors (the “Board”) of CEA Industries Inc., a Nevada corporation (the “Company”) and elect certain persons nominated for election to the Board.

On January 20, 2026, YZi Labs Management posted the following materials to social media: